BORROWINGS	12 Months Ended
Dec. 31, 2012
BORROWINGS
BORROWINGS

NOTE 9 — BORROWINGS

Borrowings consist of the following at December 31 (dollars in thousands):

	2012	2011

Federal Home Loan Bank fixed rate advances at December 31, 2012 with a weighted average rate of 1.82% maturing in 2013, 2014 and 2016	$35,000	$35,000
USDA Rural Development, fixed-rate note payable, maturing August 24, 2024 interest payable at 1%	925	997

	$35,925	$35,997

The Federal Home Loan Bank borrowings are collateralized at December 31, 2012 by the following:  a collateral agreement on the Corporation’s one to four family residential real estate loans with a book value of approximately $42.231 million; mortgage related and municipal securities with an amortized cost and estimated fair value of $6.770 million and $7.136 million, respectively; and Federal Home Loan Bank stock owned by the Bank totaling $3.060 million.  Prepayment of the advances is subject to the provisions and conditions of the credit policy of the Federal Home Loan Bank of Indianapolis in effect as of December 31, 2012.

The USDA Rural Development borrowing is collateralized by loans totaling $.152 million originated and held by the Corporation’s wholly owned subsidiary, First Rural Relending and an assignment of a demand deposit account in the amount of $.857 million, and guaranteed by the Corporation.

Maturities and principal payments of borrowings outstanding at December 31, 2012 are as follows (dollars in thousands):

2013	$10,073
2014	10,074
2015	74
2016	15,075
2017	76
Thereafter	553

Total	$35,925